HSBC FUNDS

HSBC Radiant U.S. Smaller Companies Fund

HSBC Radiant U.S. Smaller Companies Fund (Class I)

(together, the “Fund”)

Supplement dated May 23, 2024

to the Prospectus, dated February 28, 2024

Effective June 1, 2024 (the “Effective Date”), the Bloomberg US 2500 Growth Total Return Index will replace the Russell 2500® Growth Index as the Fund’s benchmark index. The Bloomberg US 2500 Growth Total Return Index is a float market-cap-weighted equity benchmark derived from the membership of the Bloomberg US 2500 Index.

Accordingly, on the Effective Date, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the last sentence of the first paragraph in the “Summary Section—Principal Investment Strategies” section of the Class A Summary Section of the Prospectus on page 4:

Small- and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Bloomberg US Growth Total Return Index (as of May 20, 2024, between approximately $22 million and $32 billion), the Fund’s broad-based securities market index. The Fund may also invest in equity securities of larger, more established companies.

The following replaces in its entirety the second paragraph and Average Annual Total Returns table in the “Summary Section—Performance Bar Chart and Table” section of the Class A Summary Section of the Prospectus on page 9:

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table further compares the Fund’s performance over time to that of the Bloomberg US 2500 Growth Total Return Index and the Russell 2500® Growth Index. Effective June 1, 2024, the Bloomberg US 2500 Growth Total Return Index replaced the Russell 2500® Growth Index as the Fund’s benchmark index due to changes to the Fund’s contractual arrangements with the index providers.

Average Annual Total Returns^ (for the periods ended December 31, 2023)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A Return Before Taxes	Sept. 23, 1996	24.12%	13.54%	8.74%	9.99%
Class A Return After Taxes on Distributions	Sept. 23, 1996	24.12%	10.61%	5.62%	7.57%
Class A Return After Taxes on Distributions and Sale of Fund Shares	Sept. 23, 1996	14.28%	10.35%	6.12%	7.67%
Bloomberg US 2500 Growth Total Return Index (reflects no deduction for fees, expense or taxes)	-	18.07%	11.12%	8.83%	9.24%*
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	-	18.93%	11.43%	8.78%	8.34%*

^	During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013, the Portfolio received payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.
*	Since September 23, 1996.

The following replaces in its entirety the last sentence of the first paragraph in the “Summary Section—Principal Investment Strategies” section of the Class I Summary Section of the Prospectus on page 12:

Small- and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Bloomberg US Growth Total Return Index (as of May 20, 2024, between approximately $22 million and $32 billion), the Fund’s broad-based securities market index. The Fund may also invest in equity securities of larger, more established companies.

The following replaces in its entirety the second paragraph and Average Annual Total Returns table in the “Summary Section—Performance Bar Chart and Table” section of the Class I Summary Section of the Prospectus starting on page 15:

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table further compares the Fund’s performance over time to that of the Bloomberg US 2500 Growth Total Return Index and the Russell 2500® Growth Index. Effective June 1, 2024, the Bloomberg US 2500 Growth Total Return Index replaced the Russell 2500® Growth Index as the Fund’s benchmark index due to changes to the Fund’s contractual arrangements with the index providers.

Average Annual Total Returns^ (for the periods ended December 31, 2023)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class I Return Before Taxes	Sept. 3, 1996	24.76%	14.14%	9.31%	10.86%
Class I Return After Taxes on Distributions	Sept. 3, 1996	24.76%	9.20%	5.10%	8.07%
Class I Return After Taxes on Distributions and Sale of Fund Shares	Sept. 3, 1996	14.66%	10.38%	6.28%	8.37%
Bloomberg US 2500 Growth Total Return Index (reflects no deduction for fees, expense or taxes)	-	18.07%	11.12%	8.83%	9.37%*
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	-	18.93%	11.43%	8.78%	8.47%*
^	During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013, the Portfolio received payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.
*	Since September 3, 1996.

The following replaces in its entirety the second paragraph in the “Additional Information About the Fund’s Investment Strategies and Risks—More Information About Indices” section of the Prospectus on page 24:

Bloomberg US 2500 Growth Total Return Index: The Bloomberg US 2500 Growth Total Return Index is a float market-cap-weighted equity benchmark derived from the membership of the Bloomberg US 2500 Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.

00300831

HSBC FUNDS

HSBC U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated May 23, 2024

to the Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2024

Upon the recommendation of HSBC Global Asset Management (USA) Inc., the Board of Trustees of HSBC Funds has approved the termination of Class E Shares of the Funds. Accordingly, effective immediately, the Funds will no longer offer or sell Class E Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.

00300836